UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019 (November 1, 2019)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2019, Arthur Gitajn, Executive Vice President, Chief Financial Officer of Ceridian HCM Holding Inc. (the “Company”), notified the Company of his intent to retire as Chief Financial Officer on December 31, 2020 following the appointment of a successor.

On November 6, 2019, the Company, Ceridian Canada Ltd., an indirect wholly owned subsidiary of the Company, and Mr. Gitajn entered into the separation and consulting agreement which sets forth the terms of Mr. Gitajn’s continued role at the Company. Mr. Gitajn will continue in his current role as Executive Vice President, Chief Financial Officer until a new Chief Financial Officer is appointed and will then serve as a senior advisor to the Chief Executive Officer of the Company until December 31, 2020.  While employed by the Company, Mr. Gitajn’s salary, benefits and bonus eligibility will remain unchanged.  Following the end of his service as an employee, Mr. Gitajn will serve as a business and financial consultant to the Company until June 30, 2022.  While an employee and consultant to the Company, all issued and outstanding equity awards held by Mr. Gitajn will be handled in accordance with the terms of the applicable Company equity plan and the outstanding equity award agreement.

The foregoing summary of Mr. Gitajn’s separation and consulting agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such separation and consulting agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company is conducting a search for Mr. Gitajn’s successor and has retained the services of Egon Zehnder to assist in the search process.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation and Consulting Agreement, dated November 6, 2019, among Ceridian HCM Holding Inc., Ceridian Canada Ltd. and Arthur Gitajn

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: November 7, 2019